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Letter of Transmittal

To Tender Shares of Common Stock
of
HotJobs.com, Ltd.
Pursuant to the Preliminary Prospectus/Offer to Purchase
Dated January 11, 2002
by
HJ Acquisition Corp.
a wholly-owned subsidiary of
Yahoo! Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 8, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

EquiServe Trust Company, N.A.

By mail: EquiServe Trust Company, N.A. Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	By overnight courier: EquiServe Trust Company, N.A. Attn: Corporate Actions 150 Royall Street Canton, MA 02021 By facsimile transmission: (for eligible institutions only) (781) 575-2233	By hand: Securities Transfer & Reporting c/o EquiServe Trust Company, N.A. 100 William's Street, Galleria New York, NY 10038

    The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

    If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered holder. See Instruction 5.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional signed list if necessary)

	Share Certificate Number(s)(1)	Number of Shares Represented By Share Certificate(s)(1)	Number of Shares Tendered(2)

Total Shares:

(1)
Need not be completed for Shares tendered by book-entry transfer.

(2)
Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

    This Letter of Transmittal is to be used by stockholders of HotJobs.com, Ltd. if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the section of the Preliminary Prospectus/Offer to Purchase entitled "The Offer—Procedure for Tendering Shares") is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the Preliminary Prospectus/Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

    Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Instruction 2 below) with respect to, their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the section of the Preliminary Prospectus/Offer to Purchase entitled "The Offer—Timing of Our Offer") must tender their Shares pursuant to the guaranteed delivery procedures set forth in the Preliminary Prospectus/Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.

/ /	Check here if tendered shares are being delivered by book-entry transfer made to the Depositary's account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver shares by book-entry transfer):
Name of Tendering Institution:__________________________________________________________________
Account Number:____________________________________________________________________________
Transaction Code Number:_____________________________________________________________________
/ /	Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:
Name(s) of Registered Owner(s):________________________________________________________________
Window Ticket No. (if any):____________________________________________________________________
Date of Execution of Notice of Guaranteed Delivery:__________________________________________________
Name of Institution that Guaranteed Delivery:_______________________________________________________
If delivered by Book-Entry Transfer, check box: / /
Account Number:_____________________________________________________________________________
Transaction Code Number:______________________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

    The undersigned hereby tenders to HJ Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Yahoo! Inc., a Delaware corporation ("Yahoo!"), pursuant to HJ Acquisition Corp.'s and Yahoo!'s Preliminary Prospectus/Offer to Purchase, dated January 11, 2002 (the "Preliminary Prospectus/Offer to Purchase"), the above-described shares of common stock, $0.01 par value (the "Shares"), of HotJobs.com, Ltd., a Delaware corporation ("HotJobs.com"), pursuant to the offer to purchase all outstanding Shares, for consideration consisting of a combination of Yahoo! common stock, par value $0.001 per share ("Yahoo! Common Stock") and cash with an approximate value of $10.50 per share based on the formula described in the Preliminary Prospectus/Offer to Purchase, comprised of at least $5.25 in cash, net without interest, and up to $5.25 in Yahoo! Common Stock in exchange for each Share of HotJobs.com common stock, upon the terms and subject to the conditions set forth in the Preliminary Prospectus/Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged.

    In lieu of fractional shares, each tendering shareholder who would otherwise be entitled to a fractional share of Yahoo! Common Stock will be paid an amount in cash equal to the product obtained by multiplying (A) the fractional share interest such holder would otherwise be entitled to by (B) the Yahoo! Market Price (as defined in the section of the Preliminary Prospectus/Offer to Purchase entitled "The Offer—Cash Instead of Fractional Shares of Yahoo! Common Stock").

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of HJ Acquisition Corp. all right, title and interest in and to all of the Shares that are being tendered hereby and all distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after December 27, 2001 (collectively, "Distributions") and irrevocably constitutes and appoints EquiServe Trust Company, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of HJ Acquisition Corp., (ii) present such Shares (and any and all Distributions) for transfer on the books of HotJobs.com, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Susan L. Decker and Jonathan K. Sobel in their respective capacities as officers of Yahoo!, and any individual who shall thereafter succeed to any such office of Yahoo!, and each of them, and any other designees of Yahoo!, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to the full extent of the undersigned's rights with respect to, to vote at any annual or special meeting of HotJobs.com's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by HJ Acquisition Corp. This appointment will be effective if and when, and only to the extent that, HJ Acquisition Corp. accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). HJ Acquisition Corp. reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon HJ Acquisition Corp.'s acceptance for payment of such Shares, Yahoo! must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of HotJobs.com's shareholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by HJ Acquisition Corp., HJ Acquisition Corp. will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or HJ Acquisition Corp. to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of HJ Acquisition Corp. all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, HJ Acquisition Corp. shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by HJ Acquisition Corp. in its sole discretion.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in "The Offer—Procedure for Tendering Shares" in the Preliminary Prospectus/Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and HJ Acquisition Corp. upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Agreement and Plan of Merger, dated as of December 27, 2001 (the "Merger Agreement") by and among HotJobs.com, Yahoo! and HJ Acquisition Corp., the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Preliminary Prospectus/Offer to Purchase, HJ Acquisition Corp. may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions" below, please issue any certificates for the Shares not tendered or accepted for payment and/or the Yahoo! Common Stock and/or the check for the purchase price of all of the Shares purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for the Shares not tendered or not accepted for payment and/or the Yahoo! Common Stock and/or the check for the purchase price of all of the Shares purchased (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please return any certificates evidencing Shares not tendered or not accepted for payment and/or issue the Yahoo! Common Stock and/or the check for the purchase price of all Shares purchased (and any accompanying documents, as appropriate) in the name(s) of, and return any such certificates and/or deliver such Yahoo! Common Stock and/or check (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that HJ Acquisition Corp. has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if HJ Acquisition Corp. does not accept for payment any of the Shares so tendered.

    The undersigned understands that surrender is not made in acceptable form until the receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, duly completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form satisfactory to HJ Acquisition Corp. (which may delegate power in whole or in part to the Depositary). All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by HJ Acquisition Corp. (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

Lost Certificates

    I have lost my Certificates that represented        Shares and require assistance in obtaining replacement Certificates. I understand that I must contact the Depositary to obtain instructions for replacing a lost Certificate (See Instruction 11).

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5 and 7)

      To be completed ONLY if the check and the shares of Yahoo! common stock for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) are to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

      Issue and deliver check, Yahoo! common stock certificates and/or Share Certificate(s) to:

Name

(Please Print)
Address

(Include Zip Code)

(Tax Identification or Social Security Number) (See Substitute Form W-9)
Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility Account
(Account Number)
(See Instruction 8)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5 and 7)

    To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check and the shares of Yahoo! common stock for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail check, Yahoo! common stock certificates and/or Share Certificate(s) to:

Name

(Please Print)
Address

(Include Zip Code)

(Tax Identification or Social Security Number) (See Substitute Form W-9)

IMPORTANT STOCKHOLDER SIGN HERE
(Also Complete Substitute Form W-9 Below)

(Signature(s) of Stockholder(s))

    Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. (For information concerning signature guarantees see Instructions 1 and 5.)

Dated: , 2002
Name(s)

(Please Print)
Capacity	(full title)

(See Instruction 5)
Address

(Including Zip Code)
Area Code and Telephone No. (Business)

Area Code and Telephone No. (Residence)

Tax Identification or Social Security No.

(Complete the Substitute Form W-9 contained herein)

SIGNATURE GUARANTEE
(See Instructions 1 and 5, if required)

Authorized Signature

Name(s)

(Please Print)
Title

(Please Print)
Name of Firm

Address

(Include Zip Code)
Area Code and Telephone No.

Dated:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.
Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.
Requirements of Tender. This Letter of Transmittal is to be completed by shareholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in "The Offer—Procedure for Tendering Shares" in the Preliminary Prospectus/Offer to Purchase. Share Certificates (as defined below) evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Preliminary Prospectus/Offer to Purchase). Shareholders whose certificates for Shares ("Share Certificates") are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Offer—Procedure for Tendering Shares—Guaranteed Delivery" in the Preliminary Prospectus/Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Yahoo! and HJ Acquisition Corp., must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, receipt of a Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3.
Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4.
Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

5.
Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to HJ Acquisition Corp. of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for Shares not tendered or not accepted for purchase are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6.
Transfer Taxes. You will be required to pay any stock transfer or similar taxes applicable to your exchange of HotJobs.com common stock for Yahoo! common stock and cash. Yahoo! or HJ Acquisition Corp. may deduct the amount of any such taxes from the cash portion of the consideration otherwise payable to you.

7.
Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or the Yahoo! Common Stock and/or certificates for Shares not tendered or not accepted for payment are to be issued to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

8.
Taxpayer Identification Number and Backup Withholding: United States federal income tax law generally requires that a stockholder who receives cash in exchange for shares of HotJobs.com common stock must provide the Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a stockholder who is an individual, is his social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at a rate of 30% or the applicable rate of withholding may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each stockholder who receives cash in exchange for shares of HotJobs.com common stock in the Offer must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, which requires such stockholder to certify, under penalties of perjury, (1) that the TIN provided is correct (or that such stockholder is awaiting a TIN), (2) that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the stockholder that he is no longer subject to backup withholding, and (3) that the stockholder is a U.S. person.

  Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt stockholder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN ("Certificate of Foreign Status") signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

  If shares of HotJobs.com common stock are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

  If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

9.
Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Preliminary Prospectus/Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8BEN and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone numbers set forth on the last page of this Letter of Transmittal, and will be furnished promptly at Yahoo! or HJ Acquisition Corp.'s expense. You may also contact your broker, dealer, commercial bank, trust companies or other nominee for assistance concerning the Offer.

10.
Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement, HJ Acquisition Corp. reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

11.
Lost, Destroyed or Stolen Certificates. If the Share Certificate(s) has (have) been lost or destroyed, such fact should be indicated in the box entitled "Lost Certificates" in this Letter of Transmittal. In such event, the Depositary will forward additional documentation necessary to be completed in order to surrender effectively such lost or destroyed Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

12.
Affiliates of Yahoo!. Certain stockholders of HotJobs.com may be deemed to be an "affiliate" of Yahoo! as defined in Rule 145 promulgated under the Securities Act of 1933, as amended. Any shares of Yahoo! common stock received by such stockholders in the Offer or the Merger will include appropriate legends.

Important: This Letter of Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

PAYER'S NAME: EquiServe Trust Company, N.A.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)

Part I — Taxpayer Identification Number — For All Accounts ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see Obtaining a Number in the enclosed Guidelines). CERTIFY BY SIGNING AND DATING BELOW.
	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number OR Employer Identification Number (If awaiting TIN, write "Applied For")

Part II — For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.) The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

Signature	Date

The Depositary for the Offer is:

EquiServe Trust Company, N.A.

By mail: EquiServe Trust Company, N.A. Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	By overnight courier: EquiServe Trust Company, N.A. Attn: Corporate Actions 150 Royall Street Canton, MA 02021 By facsimile transmission: (for eligible institutions only) (781) 575-2233	By hand: Securities Transfer & Reporting c/o EquiServe Trust Company, N.A. 100 William's Street, Galleria New York, NY 10038

The Information Agent for the Offer is:

111 Commerce Road
Carlstadt, New Jersey 07072
Banks and Brokers Call 201.896.1900
All Others Call Toll-Free 1.866.736.8819

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PAYER'S NAME: EquiServe Trust Company, N.A.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER